SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[    ]   Preliminary Proxy Statement
[ X ]    Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ..............................Endeavor Series Trust.............................
                 (Name of Registrant as Specified In Its Charter)

 ........................Gail A. Hanson, Assistant Secretary.....................
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:





                     TCW MANAGED ASSET ALLOCATION PORTFOLIO
                           TCW MONEY MARKET PORTFOLIO
                                       OF
                              ENDEAVOR SERIES TRUST
                             2101 East Coast Highway
                                    Suite 300
                        Corona del Mar, California 92625

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be Held on April 21, 1998

To the Shareholders of:
         TCW Managed Asset Allocation Portfolio
         TCW Money Market Portfolio

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of TCW Managed Asset Allocation Portfolio and TCW Money Market Portfolio (collectively, the "Portfolios") of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, California on April 21, 1998 at 10:00 a.m. P.D.T. (the "Special Meeting") for the following purposes:

     1. To approve or disapprove new investment advisory agreements between Endeavor Investment Advisers and Morgan Stanley Asset Management Inc. relating to the respective Portfolios (Proposal 1).

     2. To approve or disapprove a proposed amendment to the TCW Managed Asset Allocation Portfolio's investment restriction regarding illiquid securities and to change this restriction to non-fundamental (shareholders of TCW Managed Asset Allocation Portfolio only) (Proposal 2).

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on February 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Trustees

                                             Pamela Shelton
                                             Secretary

March 31, 1998


     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolios involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                     Valid Signature

         Corporate Accounts

         (1)      ABC Corp................................  ABC Corp.
         (2)      ABC Corp................................  John Doe, Treasurer
         (3)      ABC Corp.
                           c/o John Doe, Treasurer........  John Doe
         (4)      ABC Corp. Profit Sharing Plan...........  John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust...............................  Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                           u/t/d/ 12/28/78................  Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                           f/b/o John B. Smith, Jr. UGMA..  John B. Smith
         (2)      Estate of John B. Smith.................  John B. Smith, Jr.,
                                                            Executor






                         TCW MANAGED ASSET ALLOCATION PORTFOLIO
                                TCW MONEY MARKET PORTFOLIO
                                           OF
                                ENDEAVOR SERIES TRUST

                           2101 East Coast Highway, Suite 300
                            Corona del Mar, California 92625

                            SPECIAL MEETING OF SHAREHOLDERS
                                      April 21, 1998

                                      PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Endeavor Series Trust (the "Trust") for the TCW Managed Asset Allocation Portfolio (the "Asset Allocation Portfolio") and TCW Money Market Portfolio (the "Money Market Portfolio") (collectively, the "Portfolios"), for use at a Special Meeting of Shareholders of the Portfolios to be held at 10:00 a.m. on April 21, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar 92625, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about March 31, 1998. In addition to solicitations of proxies by mail, beginning on or about April 7, 1998, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Trust; regular employees of Endeavor Management Co., the managing partner of Endeavor Investment Advisers, the Trust's manager, (the "Manager"); First Data Investor Services Group, Inc. ("Investor Services Group"), 53 State Street, Boston, MA 02109, a subsidiary of First Data Corporation, the Trust's transfer agent; or other representatives of the Trust. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Portfolios. The Trust's most recent annual report is available upon request without charge by writing or calling the Trust at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 or 1-800-854-8393.

     If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Portfolios entitled to vote at the Special Meeting.

     The Board has fixed the close of business on February 27, 1998 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 13,437,384.269 Shares of Asset Allocation Portfolio outstanding and 57,592,640.810 Shares of Money Market Portfolio outstanding.

     PFL Life Insurance Company ("PFL Life") and its affiliate AUSA Life Insurance Company, Inc. ("AUSA Life") are the owners of all of the Shares of each Portfolio and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. Each of PFL Life and AUSA Life will vote the Shares of each Portfolio for the owners of the variable annuity accounts issued by it (the "Contracts") in accordance with instructions received from the policy owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from Contract owners. PFL Life and AUSA Life will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.

     As of February 27, 1998, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of each Portfolio.

     In order that your Shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. P.D.T. on April 21, 1998.





Summary of Proposals

     The table set forth below lists each proposal contained in the Proxy Statement and the Portfolios whose shareholders will be voting on the proposal.

             Proposal Number                     Proposal Summary                      Portfolio(s)

Proposal 1......................     To  approve  or  disapprove   new           Both Portfolios
                                     investment   advisory  agreements
                                     between    Endeavor    Investment
                                     Advisers   and   Morgan   Stanley
                                     Asset Management Inc. relating
                                     to the respective Portfolios.

Proposal 2......................     To   approve  or   disapprove   a      Asset Allocation Portfolio
                                     proposed  amendment  to the Asset
                                     Allocation            Portfolio's
                                     investment  restriction regarding
                                     illiquid    securities   and   to
                                     change   this    restriction   to
                                     non-fundamental.

PROPOSAL 1

     .........TO  APPROVE  OR  DISAPPROVE  NEW  INVESTMENT  ADVISORY  AGREEMENTS
BETWEEN ENDEAVOR INVESTMENT ADVISERS AND MORGAN STANLEY ASSET MANAGEMENT INC. RELATING TO THE PORTFOLIOS.

Background

     .........For  the reasons  and based on an  analysis  of factors  described below and upon the recommendation of the Manager, the Trustees of the Trust have unanimously approved the Manager's execution of new investment advisory agreements (the "New Agreements") with Morgan Stanley Asset Management Inc. ("Morgan Stanley" or the "New Adviser"). The New Agreements contain substantially the same terms and conditions as the current investment advisory agreements with the existing investment adviser for the Portfolios (the "Existing Agreements"), with the exception of a decrease in the fee paid by the Manager to the Adviser for the Asset Allocation Portfolio. There will be no change in the fees payable by the Portfolios to the Manager. The Manager will pay monthly fees at an annual rate based on each Portfolio's average daily net assets. Pursuant to their terms and subject to shareholder approval, the New Agreements will become effective on May 1, 1998 and will continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Board of Trustees who are not interested persons of the Trust (as the term is used in the 1940 Act) and a majority of the full Board of Trustees or a majority of the outstanding voting securities of the respective Portfolio, as defined in the 1940 Act. The names of the Portfolios will change to Endeavor Money Market Portfolio and Endeavor Asset Allocation Portfolio effective May 1, 1998.


                                 THE NEW ADVISER

     .........Morgan  Stanley  is located at 1221  Avenue of the  Americas,  New
York, NY, 10020. Morgan Stanley conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is a subsidiary of Morgan Stanley Dean Witter & Co. As of December 31, 1997, Morgan Stanley and its institutional investment advisory affiliates had approximately $146 billion in assets under management.

     .........At a regular meeting of the Board of Trustees held on February 23,
1998, the Board of Trustees including the "non-interested" Trustees approved the termination of the investment advisory agreements with respect to the Portfolios between the Manager and TCW Funds Management Inc. ("TCW") and approved the New Agreements.

     .........At  Morgan  Stanley,  the strategic  allocation  decisions for the
Asset Allocation Portfolio will be made by an asset allocation team which will include Norman Ridley and Horacio Valeiras. Mr. Ridley is a Vice President of Morgan Stanley and has been a Vice President of Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley, since joining the company in September, 1997. From 1985 to 1997, Mr. Ridley was a Senior Vice President of TCW and responsible for the day to day management of the equity portion of the Asset Allocation Portfolio. Mr. Valeiras, a Managing Director of Morgan Stanley & Co. Incorporated, joined Miller Anderson & Sherrerd, LLP ("MAS"), an investment advisory affiliate of Morgan Stanley, in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the MAS Funds International Equity Portfolio in 1992, the MAS Funds Emerging Markets Portfolio in 1993; MAS Funds Multi-Asset-Class Portfolio in 1994 and the MAS Funds Balanced Portfolio in 1996.

     .........The  day to day  investment  management  decisions  for the equity portion of the Asset Allocation Portfolio will be made by Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman joined Morgan Stanley in July 1993 as a Managing Director in the Institutional Equity Group. Previously, Mr. Feuerman was a Managing Director of Morgan Stanley & Co. Incorporated's Research Department where he was responsible for emerging growth stocks, and the gaming and restaurant sectors of the market. Before joining Morgan Stanley, Mr. Feuerman was a Managing Director of Drexel Burnham Lambert, where he had been an equity analyst since 1984. Margaret Johnson is a Principal of Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. She joined Morgan Stanley in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became an Equity Analyst in 1986 and a Portfolio Manager in 1989.

     .........The  day to day  investment  management  decisions  for the  fixed income portion of the Asset Allocation Portfolio will be made by Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Mr. Bennett, a Managing Director of Morgan Stanley & Co. Incorporated, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Dunn, a Managing Director of Morgan Stanley & Co. Incorporated, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Worley, a Managing Director of Morgan Stanley & Co. Incorporated, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994.

     Investment companies with similar investment objectives to the Portfolios for which Morgan Stanley provides investment advisory services, the amount of their net assets as of February 27, 1998 and the annual rates of Morgan Stanley's fees for its services to such companies are set forth in Exhibit C to the proxy statement.

     The name, position with Morgan Stanley and principal occupation of each executive officer and director of Morgan Stanley is set forth below.

          Name and Address              Position with Morgan Stanley            Principal Occupation
Barton M. Biggs                       Chairman,  Director and Managing  Chairman   and   Director  of  Morgan
1221 Avenue of the Americas           Director                          Stanley  Asset  Management   Limited;
New York, NY  10020                                                     Managing  Director of Morgan  Stanley
                                                                        & Co. Incorporated
Peter A. Nadosy                       Vice   Chairman,   Director  and  Managing  Director of Morgan  Stanley
1221 Avenue of the Americas           Managing Director                 &  Co.   Incorporated;   Director  of
New York, NY  10020                                                     Morgan   Stanley   Asset   Management
                                                                        Limited
James M. Allwin                       President,      Director     and  Managing  Director of Morgan  Stanley
1221 Avenue of the Americas           Managing Director                 &  Co.  Incorporated;   President  of
New York, NY  10020                                                     Morgan Stanley Realty Inc.
Dennis G. Sherva                      Director and Managing Director    Managing  Director of Morgan  Stanley
1221 Avenue of the Americas                                             & Co. Incorporated
New York, NY  10020


                       EVALUATION BY THE BOARD AND REASONS
                                FOR THE PROPOSAL

     .........After a review of the Portfolios'  current holdings of securities, its performance record since the commencement of its investment operations and current and anticipated market conditions, the Trust's Manager in accordance with its supervisory responsibilities recommended that the Board of Trustees approve the termination of the Existing Agreements and approve the Manager entering into the New Agreements. On February 23, 1998, all of the Trustees of the Trust met in person at a Board Meeting to discuss a change in the investment adviser to the Portfolios and to consider the New Agreements.

     .........The  Board of Trustees  reviewed  various  materials  furnished by
Morgan Stanley. The materials described, among other matters, Morgan Stanley and its affiliates, senior personnel, portfolio managers, analysts, economists, and others, methods of operation, investment philosophies and financial condition. Representatives of Morgan Stanley discussed with the Board the written materials and responded to questions from the Board.

     .........The  Board also reviewed the past performance of Morgan Stanley in managing portfolios with objectives and policies similar to those of the Portfolios. The Board considered the qualifications of the New Adviser as well as the background and experience of the various officers and managers, as described under "The New Adviser". The Board based its decision to approve the New Agreements on the strength and depth of Morgan Stanley's personnel, the performance record of comparable fund(s) advised by Morgan Stanley and Mr. Ridley's previous position with TCW and prior involvement with the Asset Allocation Portfolio.


                         THE EXISTING AND NEW AGREEMENTS

     .........TCW has served as investment  adviser to the Portfolios since each
Portfolio's commencement of operations. The Existing Agreements, dated November 23, 1992, were initially approved by shareholders on November 23, 1992 and most recently approved by the Board of Trustees on May 13, 1997. As compensation for services as investment adviser, the Manager has paid TCW a monthly fee at the annual rate of .25% of the average daily net assets of the Money Market Portfolio and a monthly fee at the annual rate of .375% of the average daily net assets of the Asset Allocation Portfolio. During the fiscal year ended December 31, 1997, TCW received $129,372 in advisory fees for its services to the Money Market Portfolio and $1,028,795 in advisory fees for its services to the Asset Allocation Portfolio.

     .........Forms  of the New Agreements are attached to this Proxy  Statement as Exhibits A and B, respectively, and the description of the New Agreements set forth in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B. Except as described herein, the terms of the New Agreements are substantially the same as those contained in the Existing Agreements. Under the New Agreements, Morgan Stanley is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sales orders for portfolio transactions. The New Agreements also provide that Morgan Stanley will bear all expenses in connection with the performance of its responsibilities under the New Agreement. There will be no changes in the fees payable by the Portfolios to the Manager. Pursuant to the New Agreements the Manager will pay Morgan Stanley a monthly fee at the annual rate of .25% of the Money Market Portfolio's average daily net assets and .30% of the Asset Allocation Portfolio's average daily net assets, a decrease of
 .075% to the Manager.

     .........At  December  31, 1997,  the average net assets of the  Portfolios were approximately $274,345,345 for the Asset Allocation Portfolio and approximately $51,748,819 for the Money Market Portfolio. If the fee structure described in the New Agreements were in effect during the fiscal year ended December 31, 1997, Morgan Stanley would have received $129,372 in advisory fees for its services to the Money Market Portfolio and $823,036 in advisory fees for its services to the Asset Allocation Portfolio. The difference between the aggregate amount actually paid by the Manager to TCW for the fiscal year ended December 31, 1997 and the amount Morgan Stanley would have received had the new fee structure been in effect is a fee reduction of .075% for the Asset Allocation Portfolio and no fee change for the Money Market Portfolio.

     .........Pursuant  to their terms, the New Agreements will remain in effect for two years following their date of execution. They will continue in effect thereafter so long as their continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Portfolio's outstanding voting securities, provided that, in either event, the continuance also is approved by at least a majority of the Trustees who are not parties to the New Agreements or interested persons of the Trust or Morgan Stanley under the New Agreements by vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreements are terminable, without penalty, on 60 days' written notice by the Board of Trustees of the Trust, by the Manager or by vote of holders of a "majority" (as defined in the 1940 Act) of the a Portfolio's Shares upon 60 days' prior written notice to Morgan Stanley, or by Morgan Stanley upon 90 days' written notice to the Manager or upon such shorter notice as may be mutually agreed upon. The New Agreements will terminate automatically in the event of the termination of the management agreement between the Manager and the Trust or upon their assignment (as defined in the 1940 Act).


                             PORTFOLIO TRANSACTIONS

     .........Subject  to the  supervision  and  control of the  Manager and the
Trustees of the Trust, Morgan Stanley will be responsible for decisions to buy and sell securities for the Portfolios' accounts and for the placement of portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Morgan Stanley is responsible for effecting the portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, Morgan Stanley considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or Morgan Stanley with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Morgan Stanley is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolios by supplementing the Adviser's research. In seeking the most favorable price and execution available, Morgan Stanley may, if permitted by law, consider sales of various insurance contracts, including variable life insurance policies or variable annuity contracts, issued by PFL and its affiliates, as described in the Prospectus, a factor in the selection of broker-dealers.

     .........Morgan   Stanley  may  effect  portfolio  transactions  for  other
investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolios effect their securities transactions may be used by Morgan Stanley in servicing all of its accounts, although not all such services may be used in connection with the Portfolios. In the opinion of Morgan Stanley, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolios. Whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another account, Morgan Stanley will attempt to allocate equitably portfolio transactions among the Portfolios and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolios holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolios and the other accounts. In some cases this procedure could have an adverse effect on the Portfolios. In the opinion of Morgan Stanley, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     .........For  the fiscal year ended  December  31,  1997,  the Money Market
Portfolio did not pay any brokerage commissions, while the Asset Allocation Portfolio paid $214,145 in brokerage commissions.

REQUIRED VOTE

     .........Approval  of each New Agreement requires the affirmative vote of a
"majority of the outstanding voting securities" of the respective Portfolio. The term "majority of the outstanding voting securities" of a Portfolio, as defined in the 1940 Act, means the affirmative vote of the lesser of: (a) 67% of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; and (b) more than 50% of the outstanding voting securities of the Portfolio ("Majority Vote").

     .........If the New Agreements are not approved by the  shareholders of the
Portfolios, Morgan Stanley will serve as investment adviser to the Portfolios for a period of time pending approval of such agreements or different investment advisory agreements or other definitive action by the shareholders, provided that the compensation received by Morgan Stanley during that period is not greater than the cost to Morgan Stanley for providing advisory services.

     .........The  Board of Trustees has  determined  that the best interests of the Portfolios will be served by approving the New Agreements on behalf of the Portfolios. The Board has considered the historic performance of Morgan Stanley's proposed portfolio management teams for both equity and fixed income investments. The Board believes that the New Agreements will enable the Portfolios to obtain investment advisory services of high quality at costs which it deems appropriate and reasonable, and that approval of the New Agreements is in the best interests of the Portfolios and their shareholders.

     .........THE BOARD OF TRUSTEES,  INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS.


PROPOSAL 2:

     .........TO  APPROVE  OR  DISAPPROVE  A  PROPOSED  AMENDMENT  TO THE  ASSET
ALLOCATION PORTFOLIO'S INVESTMENT RESTRICTION REGARDING ILLIQUID SECURITIES AND TO CHANGE THIS RESTRICTION TO NON-FUNDAMENTAL.

     .........The  Board of  Trustees  has  proposed an  amendment  to the Asset
Allocation Portfolio's fundamental investment restriction regarding illiquid securities. Currently, the Portfolio's investment restrictions include a fundamental restriction which provides that the Portfolio may not:

     Invest more than 10% of its assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

     It is proposed to increase this percentage from 10% to 15% of net assets. It is also proposed to change this restriction from a fundamental restriction which may be amended only with the approval of shareholders as described below to a non-fundamental restriction which may be changed without further shareholder approval.

     As an open-end investment company, the Asset Allocation Portfolio may not hold a significant amount of illiquid securities because these securities may not be susceptible to accurate valuation and because it is possible that the Portfolio would have difficulty liquidating securities in order to satisfy requests to redeem shares within seven days, as is required for open-end investment companies. In general, illiquid securities have included securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days. However, the securities markets are evolving and new types of instruments have developed that make the Portfolio's present policies on illiquid investments overbroad and unnecessarily restrictive. For example, many foreign securities are not registered in the United States and may not be sold in the United States without registration under the U.S. securities laws, but these securities trade freely in their principal markets abroad. The markets for some types of securities are almost exclusively institutional - repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often either exempt from registration or sold in transactions not requiring registration. Institutional investors will therefore often depend either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

     In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the Securities Act of 1933, as amended, which allows for a broad institutional trading market for securities subject to restriction on resale to the general public. As these institutional markets develop, the Portfolio would be constrained by its current investment restrictions even though the institutional restricted securities markets would provide readily ascertainable market values for restricted securities and the ability to reduce an investment to cash in order to satisfy Portfolio share redemption orders on a timely basis. In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board recommends that the Portfolio reclassify as non-fundamental its policy regarding investments in illiquid securities. If approved by shareholders, the Board intends to adopt a non-fundamental policy limiting the Portfolio's investments in illiquid securities to not more than 15% of its net assets, which is consistent with the current SEC staff position on illiquid investments. Under this new policy, restricted securities that are nonetheless liquid may be purchased without limitation.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. By making the Portfolio's policy on illiquid securities non-fundamental, the Portfolio will be able to respond more rapidly to regulatory and market developments because no shareholder vote will be required to redefine the types of  securities  that are deemed  illiquid.  .........  .........If  approved  by shareholders, this investment restriction will be amended to provide that the Asset Allocation Portfolio will not:

     Invest more than 15% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

REQUIRED VOTE

     Approval of this Proposal requires a Majority Vote of the shareholders of the Asset Allocation Portfolio.

     THE  BOARD  OF  TRUSTEES,   INCLUDING  ALL  OF  THE  INDEPENDENT  TRUSTEES,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ASSET ALLOCATION PORTFOLIO'S INVESTMENT RESTRICTION REGARDING ILLIQUID SECURITIES.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is not generally required to hold annual or special meetings of the shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Trust, c/o First Data Investor Services Group, Inc., Mail Zone BOS865, 53 State Street, Boston, MA 02109.


                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

March 31, 1998

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                       A-5


                                                                   EXHIBIT A

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this __st day of _____, 1998, by and between Morgan Stanley Asset Management Inc., a Delaware corporation (the "Adviser"), and Endeavor Investment Advisers, a California general partnership (the "Manager").

     WHEREAS, the Manager has been organized to serve as investment manager and administrator of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

     WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Endeavor Money Market Portfolio (the "Portfolio"); and

     WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Portfolio; and

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way.

     2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

     a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Trust's Board of Trustees and the Manager concerning the investment activities of the Portfolio.

     b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

     c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     d. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

     3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

     4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

     5. Use of Names. The Manager shall not use the name of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.


     The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Morgan Stanley" as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

     6. Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Trust may have under any federal or state securities laws.

     7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

     8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated November 23, 1992, as amended, between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

     9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

     The Manager hereby consents to the disclosure to third parties of (i) investment results and other data of the Manager or the Portfolio (other than the identity of the Manager or the Trust) in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio (other than the identify of the Manager or the Trust) in connection with providing composite information of clients of the Adviser.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder, including a copy of
Part II of the Adviser's Form ADV at least 48 hours prior to the Manager's execution of this Agreement, and any other information that the Manager or the Trustees deem necessary.

     12. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties. IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                          ENDEAVOR INVESTMENT ADVISERS

                          BY: Endeavor Management Co.,
                                Managing Partner

                                            BY:
                                               -------------------------------
                                                  Authorized Officer

                                            MORGAN STANLEY ASSET MANAGEMENT INC.

                                            BY:
                                               -------------------------------
                                                  Authorized Officer




                                   SCHEDULE A






Endeavor Money Market Portfolio                .25% of average daily net assets




B-4

                                                                    EXHIBIT B

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this ___st day of ______, 1998, by and between Morgan Stanley Asset Management Inc., a Delaware corporation (the "Adviser"), and Endeavor Investment Advisers, a California general partnership (the "Manager").

     WHEREAS, the Manager has been organized to serve as investment manager and administrator of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

     WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Endeavor Asset Allocation Portfolio (the "Portfolio"); and

     WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Portfolio; and

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way.

     2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

     a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Trust's Board of Trustees and the Manager concerning the investment activities of the Portfolio.

     b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

     c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     d. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

     3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

     4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

     5. Use of Names. The Manager shall not use the name of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Morgan Stanley" as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

     6. Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Trust may have under any federal or state securities laws.

     7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

     8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated November 23, 1992, as amended, between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

     9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

     The Manager hereby consents to the disclosure to third parties of (i) investment results and other data of the Manager or the Portfolio (other than the identity of the Manager or the Trust) in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio (other than the identify of the Manager or the Trust) in connection with providing composite information of clients of the Adviser.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder, including a copy of
Part II of the Adviser's Form ADV at least 48 hours prior to the Manager's execution of this Agreement, and any other information that the Manager or the Trustees deem necessary.

     12. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties. IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                      ENDEAVOR INVESTMENT ADVISERS

                                       BY: Endeavor Management Co.,
                                           Managing Partner

                                           BY:
                                              -------------------------------
                                                   Authorized Officer

                                           MORGAN STANLEY ASSET MANAGEMENT INC.

                                           BY:
                                              -------------------------------
                                                  Authorized Officer

                                         SCHEDULE A




Endeavor Asset Allocation Portfolio            .30% of average daily net assets

                                                                                                 EXHIBIT C
                      MORGAN STANLEY ASSET MANAGEMENT INC.

         Investment Company             Net Assets as of Feb. 27, 1998              Annual Fee Rate
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
Morgan Stanley Institutional Fund,
Inc. -- Balanced Portfolio            ----------------------------------  ------------------------------------
                                      ----------------------------------  ------------------------------------
                                                  $5,605,595              0.50% of avg. daily net assets
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
Morgan Stanley Universal Funds,                                           0.50% on first $500 million
Inc. -- Balanced Portfolio1           ----------------------------------  ------------------------------------
------------------------------------                  $0                  0.45% on next $500 million
                                                                          ------------------------------------
                                                                          0.40% on assets over 1 billion
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  0.45% on first $40 million
                                                                          ------------------------------------
------------------------------------  ----------------------------------  0.30% on next $160 million
------------------------------------                                      ------------------------------------
Principal Variable Contracts Fund,                                        0.25% on next $100 million
Inc. --                               ----------------------------------  ------------------------------------
------------------------------------             $81,281,304              0.20% on assets over $300 million
------------------------------------
Asset Allocation Fund
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
Morgan Stanley Institutional Fund,
Inc. -- Money Market Portfolio        ----------------------------------  ------------------------------------

                                      ----------------------------------  ------------------------------------
                                                $1,630,901,178            0.30% of avg. daily net assets
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
Morgan Stanley Institutional Fund
-- Municipal Money Market Portfolio   ----------------------------------  ------------------------------------

                                      ----------------------------------  ------------------------------------
                                                 $877,569,070             0.30% of avg. daily net assets
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
                                                                          0.45% on first $250 million
------------------------------------  ----------------------------------  ------------------------------------
------------------------------------                                      0.40% on next $250 million
Morgan Stanley Fund, Inc. -- Money    ----------------------------------  ------------------------------------
Market Fund2                                     $90,196,603              0.35% on assets over $500 million
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
                                                                          0.45% on first $250 million
------------------------------------  ----------------------------------  ------------------------------------
------------------------------------                                      0.40% on next $250 million
Morgan Stanley Fund, Inc. --          ----------------------------------  ------------------------------------
Tax-Free Money Market Fund1, 2                        $0                  0.35% on assets over $500 million
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------- ----------------------------------- -------------------------------------
------------------------------------  ----------------------------------  ------------------------------------

------------------------------------  ----------------------------------  ------------------------------------
------------------------------------  ----------------------------------  ------------------------------------
                                                                          0.30% on first $500 million
------------------------------------  ----------------------------------  ------------------------------------
------------------------------------                                      0.25% on next $500 million
Morgan Stanley Universal Funds,       ----------------------------------  ------------------------------------
Inc. -- Money Market Portfolio1                       $0                  0.20% on assets over $1 billion
------------------------------------- ----------------------------------- -------------------------------------

-------------------------------------------------------------------------------------------------------------------

                          ENDEAVOR SERIES TRUST
                TCW MANAGED ASSET ALLOCATION PORTFOLIO
    THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on April 21, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

     The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR all proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and Morgan Stanley Asset Management Inc. (Proposal 1).
                [ ] FOR                     [ ] AGAINST             [ ] ABSTAIN

         2. To approve a proposed amendment to the TCW Managed Asset Allocation Portfolio's investment restriction regarding illiquid securities, changing this restriction to non-fundamental (Proposal 2).
                [ ] FOR                     [  ] AGAINST             [ ] ABSTAIN



     The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.


TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........             PLEASE VOTE, DATE,
                                                 SIGN EXACTLY AS YOUR
                                                 NAME APPEARS BELOW
                                                 AND RETURN THIS
                                                 FORM IN THE ENCLOSED SELF
                                                 -ADDRESSED ENVELOPE.
                           .........             TO:
                           .........             PFL Life Insurance Company
                           .........             Financial Markets Division
                           .........             Variable Annuity Department
                                                 - 4350
                           .........             4333 Edgewood Road, N.E.
                           .........             Cedar Rapids, IA  52411-9800
                           .........             NOTE: The undersigned hereby
                                                 acknowledges receipt of the
                                                 Notice of Special Meeting
                                                 and Proxy  Statement,
                                                 and revokes any proxy
                                                 heretofore given with
                                                 respect to the votes covered
                                                 by this proxy.


Dated ______________________, 1998..
-----------------------------------------------------
           (Signature)



                     ENDEAVOR SERIES TRUST
                  TCW MONEY MARKET PORTFOLIO
   THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on April 21, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

     The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and Morgan Stanley Asset Management Inc. (Proposal 1).
                  [ ] FOR                   [ ] AGAINST             [ ] ABSTAIN





     The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.


TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........              PLEASE VOTE, DATE, SIGN
                                                  EXACTLY AS YOUR
                                                  NAME APPEARS BELOW
                                                  AND RETURN THIS
                                                  FORM IN THE ENCLOSED
                                                  SELF-ADDRESSED ENVELOPE.
                           .........              TO:
                           .........              PFL Life Insurance Company
                           .........              Financial Markets Division
                           .........              Variable Annuity Department
                                                  - 4350
                           .........              4333 Edgewood Road, N.E.
                           .........              Cedar Rapids, IA  52411-9800
                           .........              NOTE: The undersigned
                                                  hereby acknowledges
                                                  receipt of the Notice of
                                                  Special Meeting
                                                  and Proxy  Statement,  and
                                                  revokes any proxy
                                                  heretofore given with
                                                  respect to the votes
                                                  covered by this proxy.


Dated ______________________, 1998..
-----------------------------------------------------
              (Signature)



                             ENDEAVOR SERIES TRUST
                   TCW MANAGED ASSET ALLOCATION PORTFOLIO
       THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint PFL Life Insurance Company, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on April 21, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

     The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR all proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and Morgan Stanley Asset Management Inc. (Proposal 1).
                [ ] FOR                  [  ] AGAINST             [ ] ABSTAIN


         2. To approve a proposed  amendment to the TCW Managed Asset Allocation
         Portfolio's   investment  restriction  regarding  illiquid  securities,
         changing this restriction to non-fundamental (Proposal 2).
                [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN



The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.




TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........             PLEASE VOTE, DATE, SIGN
                                                 EXACTLY AS YOUR
                                                 NAME APPEARS BELOW
                                                 AND RETURN THIS
                                                 FORM IN THE ENCLOSED SELF-
                                                 ADDRESSED ENVELOPE.
                           .........             TO:
                           .........             PFL Life Insurance Company
                           .........             Financial Markets Division
                           .........             Variable Annuity Department
                                                 - 4350
                           .........             4333 Edgewood Road, N.E.
                           .........             Cedar Rapids, IA  52411-9800
                           .........             NOTE: The undersigned hereby
                                                 acknowledges
                                                 receipt of the Notice of
                                                 Special Meeting
                                                 and Proxy  Statement,  and
                                                 revokes any proxy
                                                 heretofore given with
                                                 respect to the votes covered
                                                 by this proxy.


Dated ______________________, 1998..
-----------------------------------------------------
                          (Signature)



                          ENDEAVOR SERIES TRUST
                      TCW MONEY MARKET PORTFOLIO
        THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint PFL Life Insurance Company, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on April 21, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

     The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and Morgan Stanley Asset Management Inc. (Proposal
         1).
                  [ ] FOR             [ ] AGAINST             [ ]ABSTAIN





he undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.



TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........             PLEASE VOTE, DATE, SIGN
                                                 EXACTLY AS YOUR
                                                 NAME APPEARS BELOW
                                                 AND RETURN THIS
                                                 FORM IN THE ENCLOSED SELF
                                                 -ADDRESSED ENVELOPE.
                           .........             TO:
                           .........             PFL Life Insurance Company
                           .........             Financial Markets Division
                           .........             Variable Annuity Department
                                                 - 4350
                           .........             4333 Edgewood Road, N.E.
                           .........             Cedar Rapids, IA  52411-9800
                           .........             NOTE: The undersigned hereby
                                                 acknowledges
                                                 receipt of the Notice of
                                                 Special Meeting
                                                 and Proxy  Statement,  and
                                                 revokes any proxy
                                                 heretofore given with
                                                 respect to the votes covered
                                                 by this proxy.

Dated ______________________, 1998..
-----------------------------------------------------
                    Signature)